INVESTOR PRESENTATION

November 2014

EQUITY ONE INC.

Exhibit 99.1

Investment Considerations

Quality retail properties located in supply constrained communities in major coastal markets of the United States
Capital recycling plan divesting lower tier non-core assets will be substantially completed by the end of 2014
- Approximately $2 billion of acquisitions in target markets since 2009
- Approximately $1 billion of dispositions of non-strategic, non-core assets since 2011
Upgraded portfolio provides attractive pipeline of re/development investment opportunities
Diversified tenant mix provides stable and growing stream of cash flow
Strong balance sheet with modest leverage, ample liquidity and well-laddered debt maturities
Financial capacity and proven ability to execute on opportunistic acquisitions and re/developments
We are a premier operator of quality retail properties and are well positioned for continued growth

Portfolio Well Diversified in Major Supply Constrained Coastal Markets

(1) Includes acquisitions and dispositions completed and under contract as of 10/29/2014, and includes development and redevelopment properties. Excludes land, non-retail assets (except Westwood in MD), and unconsolidated JV properties. Estimated fair market values are based on IFRS values as of 9/30/2014.  Maryland base rent is retail only.
(2) In millions of square feet.
($ Millions, Except Avg. Base Rent)
Estimated FMV:  $681
% of FMV:  17%
Estimated FMV:  $214
% of FMV:  6%
Estimated FMV: $1,306
% of FMV:  34%
Estimated FMV:  $201
% of FMV:  5%
Estimated FMV:  $974
% of FMV:  25%
Estimated FMV:  $403
% of FMV:  10%
$ FMV (1) % FMV
# of
Prop. GLA (2)
Avg. Prop.
Value
Avg. Base
Rent PSF
Florida $1,377 35% 57 7.1 $24 $15
California $895 23% 11 2.4 $81 $23
New York $699 18% 8 1.1 $87 $39
Connecticut $330 9% 8 1.0 $41 $20
Georgia $201 5% 9 1.0 $22 $16
Maryland $142 4% 1 0.5 $142 $19
Massachusetts $135 3% 7 0.6 $19 $19
Louisiana $74 2% 7 0.9 $11 $10
North Carolina $23 1% 3 0.4 $8 $7
Total $3,876 100% 111 14.9 $35 $18

Corporate Snapshot

We own, manage, acquire, develop and redevelop quality retail properties located in supply constrained communities in major coastal markets of the United States
As of September 30, 2014, we owned 111 operating properties in 9 states
Our capital recycling program has significantly improved our geographic diversification and portfolio demographics
Our largest geographic markets as measured by approximate fair market values are New York Metro (27%),
South Florida (25%), and California (23%)
Our properties have average population within 3 miles of 214k and average household income within 3 miles of
$102k
The grocer sales in our portfolio average in excess of $625 per square foot
As of September 30, 2014, our total equity market capitalization and total enterprise value were $2.9 billion and
$4.3 billion, respectively
We have investment grade credit ratings of Baa2 (stable) from Moody’s and BBB- (positive) from S&P
(4)
(1)
(3)
(2)
(5)
(1) Includes acquisitions and dispositions completed and under contract as of 10/29/2014, and development and redevelopment properties.  Excludes land, non-
retail assets, and unconsolidated JV properties.  Additionally, we have joint venture interests in 18 retail properties and two office buildings totaling approximately 3.2M sf.
(2) Based on total estimated fair market value of operating property portfolio as of 9/30/2014.  Includes acquisitions and dispositions completed and under contract as of 10/29/2014, and development and redevelopment properties.  Excludes land, non-retail assets, and unconsolidated JV properties.
(3) Demographic data based on weighted estimated fair market value of assets. Includes acquisitions and dispositions completed and under contract as of
10/29/2014, and development and redevelopment properties. Source: Sites USA.
(4)
Grocer sales based on most recent available data as of 6/30/2014 and weighted by GLA.  Excludes grocers who have vacated but are still paying rent.
(5)
Based on diluted shares of 134.4M.

3Q14 Summary Highlights
Earnings
3Q14 Recurring FFO was $0.31/share, up 3% vs. 3Q13.  YTD Recurring FFO was $0.98/share, up 5% vs. prior year, and benefitted by
$0.04/share from the 1Q14 pick-up from the Loehmann’s below market lease liability write-off and a bad debt expense reversal.
Operating fundamentals
Same property NOI increased 2.5% vs. 3Q13, driven primarily by new lease rent commencements and contractual increases. Adjusted to include two redevelopment assets with stabilized NOI but pending reentry to the SS pool, SS NOI increased 3.9% vs. 3Q13
Consolidated shopping center occupancy was 94.4%, up 20 bps vs. 2Q14 and up 200 bps vs. 3Q13. Consolidated shop occupancy was
85.5%, up 70 bps vs. 2Q14, and the highest level in six years.
SS occupancy was unchanged at 94.4% vs. 2Q14, and up 10 bps to 94.4% vs. 3Q13
Executed 122 new leases, renewals and options, totaling 596k sf at an average rent spread of 9.2% on a same space basis, including
177k sf of new leases at an average rent spread of 2.3% on a same space basis
Average base rents were $17.00/sf, up 1.9% vs. 2Q14 and up 9.5% vs. 3Q13
Disposition activities
Sold eight non-core assets for $64M during 3Q14.  YTD through 10/29/2014, sold twenty non-core assets for $142M, and had an additional $8M of non-core assets under contract. The capitalization rate for assets sold and under contract for sale was 7.9%
(1)
Development and redevelopment activities
Ended 3Q14 with a $134M active gross re/development pipeline, $52M of which remained to be incurred
At Broadway Plaza Phase I, The Sports Authority, TJ Maxx, Aldi and Party City have opened, and a new lease was signed with Five
Below.  Phase II (33k sf) is under construction and leases have been signed with Blink Fitness (16k sf) and Starbucks (1.4k sf).
At Alafaya Commons, demolition work ongoing for the 63k sf Academy Sports, which is expected to open in 1Q15
At 101 7th Avenue, work ongoing to prepare the space for a new Barneys New York flagship store, which is expected to be delivered by
1Q15 so that Barneys may commence its build-out.  Barneys New York is expected to open late 1Q16.
Other re-tenanting / expansion projects underway at Ambassador Row Courtyards, South Beach Regional, Compo Acres and Darinor
Financing activities and balance sheet
Raised $105M net proceeds in a common stock offering to fund re/development and repay near-term debt maturities

(1) Capitalization rate is weighted average and excludes an asset which was sold via short-sale transaction for $5.4M.

Quality of Earnings Has Been Upgraded via Capital Recycling

Strategy to upgrade and diversify asset base commenced in 2009 and will be substantially complete by year end 2014
Increased concentration of rents in supply constrained markets characterized by superior demographics, and reduced exposure to lower quality assets
Population density and average household income of asset base have increased 164% and 34%, respectively, since 2008
Average base rents have increased 22% since 4Q11 and 37% since 4Q10
Average base rents of Top 25 tenants have increased 48% since 4Q11 and 65% since 4Q10
Top 25 tenants are a well diversified mix of leading retailers including Trader Joe’s, The Container Store,
Nordstrom, CVS Pharmacy, Dick’s Sporting Goods, and TJX Companies, paying rents commensurate with the high quality of our real estate
Publix exposure reduced from 11% of annual minimum rents in 2010 to 3% in 3Q14
YTD 3Q14, 50% of NOI was generated from high barrier northeast and west coast markets vs. 15% in 2010

Improved Portfolio Quality Shows in Operating Fundamentals

(1) NOI growth is presented on a same property cash basis for each respective period end.
(2) For the consolidated shopping center portfolio as of each respective period end.  Excludes development and redevelopment properties, and non-retail assets.
(3) If adjusted for two redevelopment assets (Boca Village Square and Dick’s Sporting Goods at Serramonte Shopping Center), which have stabilized cash NOI but are not yet included in the same property pool, YTD SS NOI increased 3.3% vs. same period of 2013.
Consolidated Occupancy
(2)
SS NOI Growth %
(1)
Average Base Rent
(2)
• Full year target: +2.5% to +3.25%
• If adjusted for Redev: 3.3% YTD (3)
• 2.4% YTD impacted by small number
of low value assets that are targeted
for disposition
• +200 bps YTD
• Goal at beginning of year: 95%
3.3%
• +22% since 2011
1.3%
3.3%
3.1%
2.4%
0%
1%
2%
3%
4%
5%
6%
2011 2012 2013 YTD 2014
$13.97
$14.58
$16.16
$17.00
$10
$11
$12
$13
$14
$15
$16
$17
$18
$19
$20
2011 2012 2013 YTD 2014
90.7%
92.1%
92.4%
94.4%
90%
91%
92%
93%
94%
95%
96%
97%
98%
2011 2012 2013 YTD 2014

Improved Portfolio Quality Shows in Operating Fundamentals

Rent Spread – Total New Leases, Renewals & Options
(1)
Rent Spread – New Leases
(1)
• Negotiated renewal spreads were
9.0% YTD and 15.7% for the 3Q
6.3%
12.7%
8.4%
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
2012 2013 2014 YTD
6.6%
11.1%
6.8%
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
2012 2013 2014 YTD
(1) Rent spreads for new leases reflect same-space leasing where amount of rent paid by prior tenant is available regardless of the amount of time the space has been vacant.
Including the Barneys New York lease at 101 7 Ave, new lease rent spreads were 57.6% for 2013. Including the Roses lease at Park Promenade, new lease rent spreads were negative 1.1% for 2014 YTD. Including the Barneys New York lease at 101 7 Ave, total rent spreads were 23.0% for 2013. Including the Roses lease at Park Promenade, total rent spreads were 4.8% for 2014 YTD.
th
th

Progress Against 2014 Strategic Goals

Meet or exceed fundamental operating goals
Increase SS NOI +2.5% to 3.5%
Year-end SS occupancy of 95%
Recurring FFO of $1.23 to $1.28 per fully diluted share
Continue to upgrade portfolio quality and demographic
profile through strategic transactions
Core acquisition activity of $100 to $200M, in addition to the
$103M closed in January 2014
JV acquisition activity of $100 to $200M
Non-core asset dispositions of $125 to $175M
Continue to strengthen development and redevelopment
pipeline
Complete construction of Broadway Plaza Phase I, four anchors commence rent by year-end
Substantially complete construction of redevelopment projects at
Boca Village, Lake Mary Centre, and Boynton Plaza
Substantially advance construction of Broadway Plaza Phase II and
Willows Shopping Center
Establish additional redevelopment and densification plans at
Serramonte and Potrero in the West Coast
Establish redevelopment plans at Westwood in Bethesda, MD
Maintain low leverage and ample liquidity
Continue to strengthen credit metrics and maintain large
unencumbered asset base
Operating
Fundamentals
Capital
Recycling
Value
Creation
Balance Sheet
Management
2014 Goals
3Q14 Progress Assessment
YTD SS NOI +2.4%, revised guidance range 2.5% to 3.25%
SS Occupancy 94.4% at 3Q14, year-end goal still 95%
Raised guidance to range of $1.27 to $1.28/share
Reduced core guidance to zero for 4Q14
Reduced JV guidance to zero for 4Q14
$142M non-core assets sold YTD, an additional $8M under
contract, raised guidance to $150 to $175M
All four anchors at Broadway Plaza Phase I opened, new lease with Five Below signed bringing leased rate to 78%
Boca Village and Lake Mary Centre (phase I) completed.  Boynton will be substantially completed 1Q15.
Broadway Plaza Phase II construction underway, two leases
signed, center to open 3Q15; Ulta and UFC at Willows opened
Planning progressing for Serramonte next phase and Potrero
Re-zoning process commenced for Westwood redevelopment
Strong balance sheet with improved leverage and liquidity, YTD net debt/ EBITDA 5.6x
77% unencumbered cash NOI (same property pool)

Disciplined Capital Allocation Has Preserved A Strong Balance Sheet

Key balance sheet statistics as of September 30, 2014:
In Millions
(1)  Excludes any amounts drawn under the revolving credit facility which expires on 9/30/15. The revolving credit facility was undrawn at 9/30/2014.
Note: Debt maturity schedule as of 9/30/2014. Secured Debt amounts include scheduled principal amortization. Rates for Secured Debt exclude principal amortization and are based on weighted average of balances as of 9/30/2014.  Credit facility is presented as due on the initial maturity date.
$575M revolving credit facility which matures
September 30, 2015 with a one year extension option
-
In the process of renewing facility sized at $600M
with improved pricing, more favorable covenants,
and increased value from unencumbered asset
pool
Strong lending relationships with both traditional
banks and life insurance companies
Demonstrated access to the public markets
Modest leverage, ample liquidity and well-laddered
debt maturities
5.38%
6.00%
6.12%
3.75%
3.17%
5.29%
5.96%
5.58%
6.25%
6.48%
6.14%
6.39%
$2
$174
$234
$289
$62
$274
$6
$18
$306
$23
$0
$50
$100
$150
$200
$250
$300
$350
2014 2015 2016 2017 2018 2019 2020 2021 2022 Thereafter
Secured Debt Senior Notes Term Loan Credit Facility
- Net Debt to Adjusted EBITDA:   5.6x
- Adjusted EBITDA to Interest Expense:   3.6x
- Adjusted EBITDA to Fixed Charges:   3.2x
- Net Debt to Total Market Cap:   30.6%
- Net Debt to Gross Real Estate:   39.9%
- Weighted average term for total debt: 4.3 years
(1)
- Weighted average interest rate on total debt: 4.96%
(1)

Below market
leases
Significant below market leases recently recaptured
- 1175 Third Avenue (New York, NY) - Food Emporium paid $42 psf, paying $105 psf since 2Q13
- Aventura Square (Aventura, FL) - Old Navy paid $18 psf, lease expired 1/2014, executed renewal during
2Q13 at $45 psf which commenced 2/2014
- 101 7th Avenue (New York, NY) - Loehmann’s paid $25 psf, Barneys will pay ~$80 psf starting 1Q16
Circle Center West (Long Beach, CA) - Marshalls pays $10 psf, lease expires 1Q16, executed renewal during 3Q14 at $21 psf starting 1Q16
Additional below market leases to be captured in coming years are significant
- Aventura Square (Aventura, FL) - DSW pays $20 psf, lease expires 2018
- Westwood (Bethesda, MD) - Giant Food pays $2 psf, lease expires 2019
- Copps Hill (Ridgefield, CT) - Kohl’s pays $2.40 psf, lease expires 2021
- Circle Centers (Long Beach, CA) - two additional anchor tenants expiring 2018 and 2022, ~50% of market
- The Village Center (Westport, CT) - in process of re-tenanting spaces with previous below market leases
- Pleasanton Plaza (Pleasanton, CA) - several below market leases rolling in next several years
Increase shop
occupancy
Shop occupancy was 85.5% at 9/30/2014, up 10 bps Q/Q same site, driven by 120 bps gains in Florida
Leadership is focused on Florida, which has the greatest opportunity to drive shop occupancy gains
Redevelopment
and site
densification
Acquired properties provide opportunity for redevelopment and densification
- Serramonte (CA) - entertainment wing and restaurants will be next phase
- Westwood (MD) - opportunity to increase density, will likely include residential component
- Pleasanton (CA) / Darinor Plaza (CT) - expansion and additional outparcel opportunities
Selective core
acquisitions
We will continue to seek acquisitions in our core urban markets
Focus on assets with highly-productive anchors, below market anchor rents, and redevelopment opportunities
Expense control Intense focus on managing general and administrative costs throughout organization, and on cost recovery and careful management of non-recoverable costs
Our Path to Sustained NOI Growth

Our Path to Increased Occupancy

Key strategic goal heading into 2014 was to increase occupancy from 92.4% at 4Q13 to 95% by 4Q14 through a combination of capital recycling and organic leasing
- 3Q14 consolidated shopping center occupancy increased to 94.4%, up 200 bps vs. 4Q13
- 3Q14 Florida same property occupancy increased 50 bps vs. 2Q14, driven by 35k sf of net lease-up, primarily shop space (Florida sequential quarter shop occupancy up 120 bps)
- Continued organic lease-up and disposition of a few non-core assets is expected to further raise consolidated occupancy by year-end to near 95%
Organic growth expected to be driven by
- Targeting tenants benefitting from improved local economic conditions (food users, value oriented/ discounters, franchise operators, health and fitness users, specialty grocers, and mobile phone stores)
- Investment in site redevelopment and anchor re-tenanting, as new and better anchor tenants drive traffic to shop space and increase demand for shop space
- Focus on attracting stronger shop operators, including national franchise operators
Continued emphasis is on Florida which contains the greatest opportunity

Leadership is Focused on Leasing Execution

Consolidated shopping center occupancy trends
(1)
New leadership has implemented changes focused on driving occupancy
- Added four new agents focused on the southeast and Florida assets
- New leasing commission structure to incent shop leasing
- Process changes focused on increasing speed of decision making
- New lease tracking system focused on getting quicker rent commencements
Tenant concentration is well diversified, no tenant generates more than 3.7% of AMR
- ~75% of AMR generated from national / franchise tenants
- ~60% of shopping centers are grocery-anchored
Total Anchor Shop
September 30, 2014 94.4% 99.0% 85.5%
March 31, 2014 93.9% 99.3% 83.6%
December 31, 2013 92.4% 97.8% 82.1%
September 30, 2013 92.4% 98.1% 81.5%
(1)  Data for occupancy is for the consolidated portfolio, and excludes development and redevelopment properties, non-retail properties, and unconsolidated joint ventures.

Florida comprises 47% of operating portfolio GLA, 39% of YTD total cash NOI, and 35% of estimated fair value
Vacant GLA in Florida accounts for approximately 60% of total company vacant GLA, and 98% of vacant Florida
GLA is shop space
Florida occupancy was adversely affected by the economic downturn in 2009, but has been showing signs of steady recovery
(1)
Future lease-up in Florida is focused on the following
- Shop lease-up in targeted food use categories (fast casual, coffee/breakfast, specialty restaurants)
- Service use categories related to health care, urgent care and dental offices
- Combining vacant shop space to facilitate new junior anchors
- Lack of new construction starts provides more opportunities to replace weaker retailers
- Targeting tenants least impacted by e-commerce (convenience and value oriented users)
Improving Florida shop occupancy, at 80.9% at 9/30/2014 including redevelopment properties, has a meaningful impact to NOI
(2)
- Total “lost revenue” due to Florida shop vacancy is approximately $11.5M annually
(2)
- Every 100 basis point increase in shop occupancy adds approximately $600k revenue annually
(2)
GLA Total Occupancy Avg. Base Rent
September 30, 2014 6,304,360       92.9% $15.02
September 30, 2013 7,137,706       90.5% $13.78
September 30, 2012 7,518,394       90.3% $13.43
September 30, 2011 9,362,192       89.7% $12.82
Florida – Past Risk and Drag, Now an Attractive Opportunity

(1) Data for Florida occupancy and average base rents is for the consolidated portfolio, and excludes redevelopment properties.
(2) Florida shop space lost revenue and occupancy sensitivity analysis is based on the Florida operating portfolio including redevelopment properties, as presented in the appendix.
“Lost revenue” includes estimated base rents and estimated NNN reimbursements.

Equity One
Shop Vacancy Summary

MIAMI - DADE

Vacant GLA: 247,058

# of Vacancies: 127

% Occupancy: 85.4

Lost Revenue: $5.78M

Fort Pierce
Lake Okeechobee
Belle Glade
Wellington
West Palm
Delray Beach
Deerfield Beach
Fort
Everglades Wildlife Management...
Cypress
Coral Gables
Homestead

South Florida 14

Equity One
Shop Vacancy Summary

JACKSONVILLE

Vacant GLA: 83,226

# of Vacancies: 44

% Occupancy: 72.7

Lost Revenue: $1.58M

Jacksonville
Timucuan Ecological and Historic Preserve
Atlantic Beach
Ponte Vedra Beach
Palm Valley
Orange Park
Lakeside
St Johns
Middleburg
Green Cove Springs
Starke
St Augustine
St Augustine Beach
Palatka
Interlachen
Palm Coast
Crescent Lake
Orange Lake
Fort McCoy
Lake Butler
Gainesville

Jacksonville 15

Equity One
Shop Vacancy Summary

ORLANDO

Vacant GLA: 111,761

# of Vacancies: 53

% Occupancy: 74.3

Lost Revenue: $2M

Map
Satellite
Heathrow
Lake Mary
Wekiwa Springs State Park
Wekiva Springs
Longwood
Lake Jesup
Casselberry
Oviedo
Apopka
South Apopka
Forest City
Altamonte Springs
Maitland
Eatonville
Clarcona
Winter Park
Fairview Shores
Goldenrod
Alafaya
Ocoee
Winter Garden
Pine Hills
NORTHWEST ORLANDO
NORTHEAST ORLANDO
Orlovista
Orlando
Azalea Park
Florida's Turnpike
SOUTHWEST ORLANDO
Lake Down
Windermere
Conway

Orlando 16

Equity One Shop Vacancy Summary

TAMPA

Vacant GLA: 57,686

# of Vacancies: 28

% Occupancy: 70.4

Lost Revenue: $1.28M

*Numbers do not include Summerlin Outparcels

New Port Richey
Wesley Chapel
Palm Harbor
Lakeland
Clearwater
Tampa
4
Brandon
Largo
St Petersburg
19
Bradenton
Arcadia
75
17
Venice
Port Charlotte
Fort Myers
Cape Coral
Naples

Tampa 17

Equity One
Shop Vacancy Summary

SUN COAST
Vacant GLA: 33,607
# of Vacancies: 21
% Occupancy: 79.8
Lost Revenue: $812,166

Vero Beach
Florida Ridge
Lakewood Park
Fort Pierce
White City
River Park
Port St Lucie
Jensen Beach
Jensen Beach to Jupiter Inlet Aquatic Preserve
Stuart
Palm City
95
9
A1A
1
713
68
70
615
714
441

Sun Coast 18

Significant Development and Redevelopment Opportunities Will Help
Drive Future Growth

Large scale expansions
and new ground up
construction
Broadway Plaza - based on retail demand, expanded project and building new 33k sf two-story building adjacent to existing Phase I development. Blink signed as anchor for second level.
Serramonte Center - restaurant outparcels, entertainment wing, new anchors (e.g., Dick’s)
Westwood Center - redevelop “1950s” neighborhood center to capitalize on superior demographics
Potrero Center - further densify site and consider multi-family component
Consolidate poorly
utilized shop space for
junior and mid box
anchors
Kirkman Shoppes - L.A. Fitness (41k sf) backfilling poorly configured corner space, also adding new free-standing 16k sf Walgreens outparcel
Pablo Plaza - identified 30k sf of shops that can be backfilled with junior boxes
Replace
underperforming anchor
stores with stronger
operators
101
7th
Avenue - replacing Loehmann’s with Barneys New York
Lake Mary Centre (phase II) - backfilling Kmart box with Academy Sports and another junior anchor
Charlotte Square - have backfilled local furniture operator with Wal-Mart Neighborhood Market
Expand successful
anchor tenants
Boynton Plaza - building Publix a new 54k sf store
Ambassador Row Courtyards - adding Cost Plus World Market in reconfigured space
South Beach Regional - adding Trader Joe’s to backfill poorly configured shop space, also adding Ulta
Countryside Shops - build new Publix and backfill existing box with value-oriented retail / restaurants
Add outparcels / expand
existing food users
Darinor Plaza - adding new Starbucks pad
Our upgraded portfolio of larger dominant assets contains a pipeline of attractive redevelopment opportunities

Several Significant Re/Development Assets Will Help to Drive
Growth from In-Place Cash NOI to Future Cash NOI

Re/Development Asset Market 2014E NOI Future NOI
(1)
Estimated
Timing
Estimated
Cap Rate
(2)
The Gallery At Westbury Plaza Long Island, NY ~ $12M $14M + 2016 5.0%
Broadway Plaza Bronx, NY < $0.5M $5M + 2016-2017 5.0%
Willows Shopping Center Concord, CA < $5M $6M + 2016 5.0%
101 7
th
Avenue New York, NY $0M ~ $3.9M 2016-2017 4.0%
Boynton Plaza Boynton Beach, FL ~ $1.1M ~ $2M 2016 5.5%
Lake Mary Centre Lake Mary, FL ~ $2.8M $4M + 2016 6.0%
Kirkman Shoppes Orlando, FL ~ $1.1M ~ $2.4M 2016 6.5%
Boca Village Square Boca Raton, FL ~ $1.2M ~ $2M 2016 5.0%
(1)  Estimated future NOI represents annual run rate upon stabilization of anchor rents and, if applicable, other expected center lease-up.
(2)  Estimated capitalization rate for similar quality assets in similar markets in today’s transaction environment.

The Gallery at Westbury Plaza Garden City, NY

Location Garden City, NY
GLA 312k sf
Development budget
(1)
$128.6M
Estimated cost to complete as of 9/30/2014 $4.9M
Lease-up and operating status
Opened Fall 2012.  Project was substantially completed 4Q13 and was
94% leased as of 9/30/2014.  Will enter the same property pool in 1Q15.
Key tenants
Saks Off Fifth, Bloomingdale’s, Nordstrom Rack, Old Navy, Trader Joe’s,
Ulta, Home Goods, GAP, Banana Republic, The Container Store, Shake
Shack, Starbucks, SA Elite, Verizon, Bank of America, Famous Footwear,
Charming Charlie, GNC, Lane Bryant, Noodles, Ruby & Jenna, Red Mango
Expected stabilized yield ~11%
(1) Net estimated cost including estimate of tax refunds for eligible costs incurred as part of participation in New York State’s Brownfield Cleanup Program.

EQUITY ONE INC.

60
Saks Fifth Avenue OFF 5TH
160
GAP Factory Store
BANANA REPUBLIC
150
bloomingdales
140
NORDSTROM RACK
130
ruby and jenna
OLD NAVY
96
HomeGoods
Lane BRYANT
ULTA
FAMOUS footwear
charlie
60
70
80
90
92
94
98
102
110
115
120
elite
50
CARLO'S
46
45
ORVIS
44
GNC
40
38
36
34
32
30
TRADER JOE'S
20
The Container Store
10
ZECKENDORF BLVD
EAST GATE BLVD
PAD4
verizon
PAD3
PAD2-A
PAD2-B
PAD1
OLD COUNTRY ROAD
sleep number
SHAKE SHACK
S
E
W
N

The Gallery at Westbury Plaza Garden City, NY (Continued) 22

EQUITY ONE INC.

Curves
RadioShack
CVS pharmacy
Key Food
RITE AID
BJ's
LOEHMANN'S
Stop&Shop
STAPLES
IHOP
Walgreens
Rainbow
RadioShack
DUNKIN' DONUTS
RITE AID
Broadway Plaza
Applebee's
Shops at Blackstone Valley
Marshalls
TARGET
RadioShack

Broadway Plaza Development Bronx, New York 23

EQUITY ONE INC

DEEGAN NORTHBOUND RAMP
MAJOR DEEGAN
EXISTING TRAFFIC SIGNAL
W. 230TH STREET
ALDI
five BELOW
1ST COMMERCIAL LEVEL
SPORTS AUTHORITY
Party City
TJ maxx
2ND COMMERCIAL LEVEL
Broadway Plaza
Broadway Plaza Phase II
EXISTING TRAFFIC SIGNAL
VERVEELEN PLACE
BUS STOP
LINE FROM BRONX
231 SUBWAY STATION
LINE FROM MANHATTAN
BROADWAY
(SUBWAY TRACKS ABOVE)
BUS STOP

Broadway Plaza Development Bronx, New York (Continued)

(1)  Includes land cost.
Location Bronx, NY
GLA
148k sf total project GLA, with Phase I comprising 115k sf
and Phase II comprising an additional 33k sf on corner of
Broadway and West 230th.
Development budget $66.5M
Incurred as of 9/30/2014
(1)
$52.2M
Estimated cost to complete $14.3M
Phase I
All four anchors including The Sports Authority (30k sf), TJ
Maxx (24k sf), Aldi (18k sf), and Party City (10k sf),
representing 72% of GLA, opened for business.  Recently
signed lease with Five Below (9k sf), and in discussions
on remaining space.
Lease-up - Phase II
Leases signed with Blink Fitness (16k sf) for the entire
second level, and Starbucks (1.4k sf) on the ground floor.
Phase II is under construction and is expected to begin
opening in stages in 3Q15.
Target NOI stabilization 1Q16
Expected stabilized yield 8% - 9%

SPORTS AUTHORITY
ALDI FOOD MARKET
Party City
five BELoW
TENANT
TENANT
TENANT
T·J·maxx
BROADWAY PLAZA
FOOD MARKET
PARKING
DO NOT ENTER

Broadway Plaza Development Bronx, New York (Continued) 25 Broadway View

SPORTS AUTHORITY
ALDI
FOOD MARKET
Party City
five BELoW
TENANT
TENANT
TENANT
T·J·maxx
TENANT
TENANT
Party City
GRAND ENTRY STAIR

Broadway Plaza Development Bronx, New York (Continued) 26

Serramonte Shopping Center Daly City, California

Expansion
(1) The budget was increased by $2M from the original budget due to the tenant’s request for modifications to the space in exchange for increased rent.
Dick’s redevelopment
• The new Dick’s Sporting Goods was completed
within budget and turned over to the tenant, and
a successful grand opening occurred in April
• Dick’s is the mall’s fourth anchor, joining Target,
JC Penney, and Macy’s
• Phase I of a multi-year, multi-phase plan to re-
brand and expand the property
Dick’s GLA 84k sf
Dick’s budget / incurred
(1)
$19M
Dick’s expected stabilized yield ~10%
Expected to enter SS NOI pool in 3Q15
Future redevelopment
• Future phases at Serramonte may add 100k to
200k sf of additional GLA including a grocery
store, pharmacy, discounters, a theater, more
restaurants, and entertainment

EQUITY ONE INC.

DICK'S
SPORTING GOODS

macy's
Proposed

Serramonte Shopping Center Daly City, California (Continued) 28 Expansion Projects

Potrero Shopping Center San Francisco, California

Background
Future redevelopment goals
• Densify the site with additional retail and
potentially residential units
• 200 Potrero Avenue, an adjacent 30k sf
building acquired in 4Q12 for $6M, provides
additional flexibility to relocate tenants and
improve Potrero Center over time
• Potrero Shopping Center was acquired in
March 2012 for $111M

EQUITY ONE INC.

Washington, DC
Chevy Chase, MD
Westwood Complex

Westwood Shopping Center Bethesda, Maryland

Description
• 22 acre property in Bethesda, Maryland comprised of
seven parcels, including 214k sf of retail space and
252k sf of residential space
• Superior demographics with 3 mile population of
140k and average household income of $200k+
• Closed on final two parcels in January 2014, bringing
total investment in property to $140M
Opportunity
• Redevelop “1950s” shopping center in heart of highly
affluent D.C. suburb, including upgrading tenant mix
• Significant below market lease with anchor Giant
Food expiring 2019 with no options
• Re-zoning process has commenced

Westwood Shopping Center Bethesda, Maryland (Continued) 31

EQUITY ONE INC.

Diamond Boulevard
usbank
1969
1965
BANK OF THE WEST
CLAIM JUMPER RESTAURANTS
1981
E-200
E-260
E-300
E-340
E-361
Any Mountain
F-060
Pier 1 imports
OLD NAVY
D-130
D-100
D-010
C-160
C-130
Golf Mart
C-100
C-010
B-150
B-140
B-180
REI
www.rei.com
B-100
UFC
A-010
A-020
BENIHANA
THE JAPANESE STEAKHOUSE
1989
COST PLUS
WORLD MARKET
G
1961
1991
Walnut Creek Channel
Willow Pass Road
Interstate Highway 680
N
E
S
W

Willows Shopping Center Redevelopment
Concord, CA

Redevelopment Plan
Challenges
Too many interior facing shop spaces
Poor traffic patterns limiting shopping in
the rear of the center
Insufficient gathering spaces and
amenities to take advantage of the
center’s longstanding connection to the
community
Architectural design is unconventional
and outdated
Create new access road to improve
circulation and visibility for shop
tenants
New architectural design to improve
roof lines, refresh color scheme and
use modern materials
Create a community plaza with play
areas and green space well suited to
host events and drive ancillary income
Prior Site Plan

EQUITY ONE INC.

Diamond Boulevard
1969
BANK of the WEST
usbank
CLAIM JUMPER
ANY MOUNTAIN
Pier 1 imports
ULTA
OLD NAVY
E-300
E-340
D-010
C-130
C-100
B-150
REI
www.rei.com
UFC
UFC Expansion
NEW COMMUNITY PLAZA
WORLD MARKET
BENIHANA
Interstate Highway 680

Willows Shopping Center Redevelopment
Concord, CA (Continued)

Proposed Site Plan
Location Concord, CA
GLA total center 252k sf
GLA redevelopment 49k sf (19%)
Redevelopment budget / to be incurred $13.5M / $5.8M
Project
• ~$1M has been invested to replace a 12k sf dated restaurant building with a popular new concept, Lazy Dog, occupying 9k sf
• An additional $12M will be invested to construct 20k sf of new buildings for a new Ulta junior anchor, an expanded UFC Gym, and new shop space; renovate facades on 20k sf of challenging shop space; and construct two new vehicular roads and an open pedestrian area
• New 10k sf Ulta and 5k sf UFC expansion recently opened
• Interior courtyard reconfiguration and road started in 2Q14, expected to complete early 2015
Target stabilization date 3Q 2015
Expected stabilized yield ~8%

101 7th Avenue New York, New York

Background
• 57k sf four-story retail condominium acquired 2Q11
with Loehmann’s as sole tenant
• Lease expiration date was March 2016
• $25 psf, $1.4M per year, well below market
• Loehmann’s filed bankruptcy 4Q13
Barneys New York
• Executed lease in 4Q13 with Barneys
• Barneys returns “home” to location of original
flagship store in Manhattan
• Barneys plans to invest significant capital to
redevelop store
• New rent of $4.5M per year commencing by 2Q16,
221% spread
• 20-year term with option increases
Total Redevelopment Budget $12.5M

EQUITY ONE INC.

Publix
FOOD & PHARMACY

THE FRESH MARKET
ROSS
DRESS FOR LESS

Academy
SPORTS+OUTDOORS

Florida Redevelopment Opportunities

Lake Mary Centre, Lake Mary, FL
Boynton Plaza, Boynton Beach, FL
Budget
(1)
$7.6M
Incurred as of 9/30/2014 $4.4M
Target stabilization
(2)
2Q15
Description
• Publix expansion
• 54k sf project GLA, 107k sf
property GLA
Budget $12.5M
Incurred as of 9/30/2014 $5.6M
Target stabilization
(2)(3)
2Q15
Description
• The Fresh Market and Ross
opened for business 2Q14 in the
former Albertson’s space
• Signed 63k sf lease with Academy
Sports for majority of former Kmart
space, expected to be delivered in
1Q15
(1) Net estimated project cost.
(2) Date that construction is expected to be complete and the anchor(s) commence rent.
(3) The first phase comprised of The Fresh Market and Ross was stabilized in 2Q14, and the second phase comprised of Academy Sports is expected to stabilize in 2Q15.

Florida Redevelopment Opportunities (Continued)

Kirkman Shoppes, Orlando, FL
Budget $13.1M
Incurred as of 9/30/2014 $6.8M
Target stabilization
(1)
3Q15
Description
• Anchor re-tenanting with 41k sf
L.A. Fitness under construction,
expected to open 1Q15 and
commence rent 3Q15
• 16k sf free-standing Walgreens with
construction well underway and the
store is expected to open 1Q15
(1) Date that construction is expected to be complete and the anchor(s) commence rent.

Florida Redevelopment Opportunities (Continued)

Boca Village Square, Boca Raton, FL
Budget
(1)
$10.9M
Incurred as of 9/30/2014 $9.1M
Target stabilization
(2)
3Q14
Description
• Redevelopment of CVS Pharmacy
adding a drive-thru
• Eliminating interior courtyard space
and enhancing shop visibility
• 42k sf project GLA, 92k sf property
GLA
• Property is pending twelve month
stabilization and is expected to
enter the SS NOI pool in 4Q15
(1) Net estimated project cost.
(2) Date that construction is expected to be complete and the anchor(s) commence rent.

EQUITY ONE INC.

jcp
Home Store
5532
5516
WORLD MARKET
5564
5572
5580-A
5580-B
5580-C
5580-D
5588-A
5588-B
OfficeMax
5596

Existing

The Green Market
Proposed

4Q 2013 Acquisition:  Pleasanton Plaza Pleasanton, CA

Acquisition Date October 2013
Price $30.9M
Debt Assumed $20.0M due
6/2015
Total GLA 163k
Leased Rate at 9/30/2014 95%
3 Mile Avg. Income >$120k
Asset Strategy
• Anchors significantly below market
• Expansion and redevelopment opportunities
• Potential to add one or more outparcels
• Upgrade facade, parking lot, and add amenities and restaurants

EQUITY ONE INC.

THE FRESH MARKET

606
DUNKIN' DONUTS
EARTH ANIMAL
THE UPS STORE
THE VILLAGE CENTER

4Q 2013 Acquisition:  The Village Center Westport, CT

Acquisition Date October 2013
Price $54.3M
Debt Assumed $15.7M due
6/2019
Total GLA 89k
Leased Rate at 9/30/2014 86%
3 Mile Avg. Income >$220k
Asset Strategy
• Forcing vacancy of selected shop
spaces in preparation for an upscale
redevelopment that will entail a
complete remerchandising with
improvement to tenant mix and
upgraded retailer quality
• Create new shopping destination in
Westport with own identity and brand
on self contained 7 ½ acre site
• Offer “main-street” quality shopping
experience, but with greater
convenience for consumers

Appendix • Summary of Pro Forma Portfolio Metrics 40

9/30/14 Occupancy In-Place Debt (9/30/14)
No. of
Centers
3Q14 Fair
Value ($000)
Value per
Property
($000) GLA Total Anchor Shop
Base
Rent PSF
Avg 3-mi
Population
Avg 3-mi
HH Income
Grocer
Sales
PSF
Balance
($000)
Interest
Rate
Years to
Maturity
CONSOLIDATED PORTFOLIO
Florida
South Florida 33           973,607 $          29,503 $       4,331,675     94.1% 99.6% 85.4% 16.02 $   133,146      77,481 $    626 $      95,326 $    6.33% 4.9
Jacksonville 7             130,067 $          18,581 $       929,403         91.0% 100.0% 72.7% 12.63 $   42,854        87,826 $    336 $      - $          - -
Orlando 7             118,619 $          16,946 $       926,265         85.4% 95.3% 74.3% 13.81 $   78,356        77,913 $    207 $      - $          - -
Tampa 4             86,325 $             21,581 $       454,761         87.3% 100.0% 70.4% 17.29 $   45,514        96,273 $    519 $      15,595 $    5.75% 1.7
Sun Coast 6             68,400 $             11,400 $       426,891         92.1% 100.0% 79.8% 12.43 $   40,357        65,077 $    756 $      4,378 $      6.50% 9.4
Florida Total 57           1,377,018 $       24,158 $       7,068,995     92.0% 99.2% 80.9% 15.17 $   109,795      79,057 $    609 $      115,299 $ 6.26% 4.7
California
San Francisco 6             680,946 $          113,491 $     1,790,587     97.1% 100.0% 90.8% 22.86 $   214,319      98,936 $    800 $      73,713 $    5.74% 1.7
Los Angeles 5             214,467 $          42,893 $       593,939         98.1% 100.0% 95.0% 22.38 $   240,280      95,327 $    513 $      85,138 $    5.46% 4.5
California Total 11           895,413 $          81,401 $       2,384,526     97.3% 100.0% 92.1% 22.74 $   220,537      98,071 $    619 $      158,850 $ 5.59% 3.2
New York 8             698,322 $          87,290 $       1,092,227     97.8% 100.0% 85.3% 39.05 $   570,823      107,919 $  1,550 $   22,877 $    6.52% 2.5
Connecticut 8             330,067 $          41,258 $       983,845         96.4% 98.5% 92.1% 20.27 $   37,399        154,164 $  912 $      95,972 $    5.72% 3.7
Georgia 9             200,871 $          22,319 $       983,592         93.3% 100.0% 82.8% 15.83 $   99,107        114,596 $  536 $      6,937 $      7.94% 6.6
Maryland 1             142,131 $          142,131 $     466,173         97.0% 100.0% 86.2% 19.35 $   142,569      216,130 $  832 $      - $          - -
Massachusetts 7             135,230 $          19,319 $       602,929         98.1% 100.0% 84.3% 18.71 $   187,219      91,408 $    348 $      6,654 $      8.07% 9.9
Louisiana 7             74,098 $             10,585 $       883,066         93.9% 93.3% 95.1% 9.90 $      65,310        82,217 $    218 $      - $          - -
North Carolina 3             23,200 $             7,733 $          436,511         95.1% 100.0% 80.9% 6.71 $      28,591        52,509 $    367 $      - $          - -
Pro Forma Consolidated Portfolio 111        3,876,349 $       34,922 $       14,901,864   94.2% 99.1% 84.6% 18.26 $   214,278      102,244 $  626 $      406,589 $ 5.94% 3.9
(1) Fair value of Broadway Plaza is based on the budgeted construction cost, as it is currently in development.
(2) New York occupancy rates exclude Broadway Plaza (in development).
(3) Pro forma for dispositions completed and under contract as of 10/29/2014.  Includes development and redevelopment properties.
       Excludes land, non-retail assets (with exception of Westwood in Bethesda, MD), and unconsolidated JV properties.   Maryland base rent is retail only.
Summary of Pro Forma Portfolio Metrics

(1)
(2)
(3)

Certain matters discussed by Equity One in this presentation constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements can be identified by the use of forward-looking terminology such as
“may,” “will,” “might,” “would,” “expect,” “anticipate,” “estimate,” “could,” “should,” “believe,” “intend,” “project,” “forecast,”
“target,” “plan,” or “continue” or the negative of these words or other variations or comparable terminology. Although Equity
One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved and actual results could differ materially from current expectations.  Factors that could cause actual results to differ from expectations are described in Equity One’s filings with the
Securities and Exchange Commission.
This presentation also contains non-GAAP financial measures, including Funds from Operations, or FFO.  Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures can be found in Equity One’s quarterly supplemental information package and in filings made with the SEC which are available on its website at www.equityone.net.
Forward-Looking Statements